                                                                    Exhibit 99.1

                         FIRSTPLUS FINANCIAL GROUP, INC.

  POLICY AND PROCEDURES GOVERNING SALES AND PURCHASES OF COMPANY SECURITIES BY
                                    INSIDERS

I.    PURPOSE

      In order to comply with federal and state  securities  laws  governing (a)
      trading in an issuer's  securities  while in the  possession  of "material nonpublic  information"  concerning  the  issuer,  and (b)  disclosure  of material nonpublic information about an issuer to outsiders,  and in order to prevent even the  appearance  of improper  insider  trading or tipping,
      FirstPlus  Financial  Group,  Inc. (the "Company") has adopted this Policy for all of its directors,  officers and employees,  their immediate family members  and  specially  designated  outsiders  who  have  access  to  the
      Company's material nonpublic information.

II.   SCOPE

      A.    This Policy  covers all  directors,  officers  and  employees of the
            Company and their immediate family members (collectively referred to as  "Insiders"),  and any outsiders whom the Compliance  Officer may designate as Insiders because they have access to material nonpublic information concerning the Company.

      B.    Except as provided in Section VI below,  this Policy  applies to any and all  transactions  in the  Company's  securities,  including its
            Common  Stock and options to purchase  Common  Stock,  and any other type of  securities  that the Company may hereafter  issue,  such as preferred  stock,  convertible  debentures,  warrants and options or other derivative securities.

      C.    This Policy will be delivered to all directors,  officers, employees and designated  outsiders  upon its adoption by the Company,  and to all new directors,  officers,  employees and designated outsiders at the start of their employment or relationship with the Company. Upon first receiving a copy of this Policy or any revised versions,  each
            Insider  must sign an  acknowledgment  that he or she has received a copy, confirming agreement to comply with this Policy's terms.

III.  INSIDER TRADING COMPLIANCE OFFICER

      The  Company has  designated  its Chief  Financial  Officer as its Insider
      Trading  Compliance  Officer (the  "Compliance  Officer").  The Compliance
      Officer,  in consultation  with the Company's outside  securities  counsel
      (the "Securities Counsel"), will review and, wherever appropriate, approve proposed trades by Insiders.

      In addition to the trading approval duties described in Section V.C below, the duties of the Compliance Officer will include the following:

      A.    Administering  this Policy and monitoring  and enforcing  compliance with all Policy provisions and procedures;

      B.    Responding  to  all  inquiries  relating  to  this  Policy  and  its procedures;

      C.    Designating  and  announcing  regular and special  trading  blackout periods;

      D.    Providing copies of this Policy and other  appropriate  materials to all current and new  directors,  officers  and  employees,  and such other persons whom the Compliance  Officer determines have access to material nonpublic information concerning the Company;

      E.    Administering,  monitoring and enforcing compliance with all federal and state insider trading laws and  regulations,  including  without limitation  Sections  10(b),  16,  20A  and  21A of  the  Securities
            Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and  regulations  promulgated  thereunder,  and Rule 144  under  the
            Securities Act of 1933, as amended; and assisting in the preparation and filing of all required  reports with the Securities and Exchange
            Commission (the "SEC") relating to ownership of Company  securities, including without limitation Forms 3, 4, 5 and 144 and Schedules 13D and 13G under the Exchange Act;

      F.    Revising  this Policy as necessary to reflect  changes in federal or state insider trading laws and regulations; and

      G.    Maintaining as Company records  originals or copies of all documents required  by the  provisions  of this Policy or the  procedures  set forth  herein,  and copies of all required  SEC reports  relating to insider trading,  including without limitation Forms 3, 4, 5 and 144 and Schedules 13D and 13G.

      The  Compliance  Officer may  designate  one or more  individuals  who may assist  him/her in the  performance  of his/her  duties and/or perform the
      Compliance  Officer's  duties  in the  event  that  he/she  is  unable  or unavailable to perform such duties.

IV. DEFINITION OF "MATERIAL NONPUBLIC INFORMATION"

      A.    "MATERIAL" INFORMATION

      Information  about the  Company is  "material"  if it would be expected to affect the investment or voting decisions of the reasonable shareholder or investor,  or if the  disclosure of the  information  would be expected to significantly  alter the total mix of the  information in the  marketplace about the Company.  In simple terms,  material  information is any type of information  that  could  reasonably  be  expected  to affect the price of
      Company  securities.  While it is not possible to identify all information that  would be  deemed  "material,"  the  following  types of  information ordinarily would be considered material:

      o     Financial  performance,  especially quarterly and year-end earnings, and significant changes in financial performance or liquidity;

      o     Potential  mergers and  acquisitions or the sale of Company assets or subsidiaries;

      o     New significant contracts,  orders, customers, or finance sources, or the loss thereof;

      o     Significant policy pricing changes;

      o     Stock splits and extraordinary dividends;

      o     Public or private securities/debt offerings;

      o     Significant changes in senior management; and

      o     Actual or  threatened  major  litigation  or the  resolution of such litigation.

      B.    "NONPUBLIC" INFORMATION

      Material information is "nonpublic" if it has not been widely disseminated to the public through major newswire services,  national news services and financial news services. For the purposes of this Policy, information will be  considered  public,  I.E., no longer  "nonpublic,"  after the close of trading on the second full trading day following the Company's  widespread public release of the information.

V.    STATEMENT OF COMPANY POLICY AND PROCEDURES

      A.    PROHIBITED ACTIVITIES

            1.    No Insider may trade in Company  securities  without following the procedures set forth in Section V.C below.

            2.    Except as provided  in Section VI below,  no Insider may trade in Company  securities  while  possessing  material  nonpublic information  concerning the Company. The fact that a trade may have been  approved  does not excuse a violation of law. It is ultimately  the Insider's  responsibility  not to trade in the
                  Company's securities while in possession of material nonpublic information concerning it.

            3.    Except as provided  in Section VI below,  no Insider may trade in Company  securities  during any  regular  trading  blackout
                  period  or  during  any  special   trading   blackout   period
                  designated by the Compliance Officer.

            4.    The  Compliance  Officer  may not trade in Company  securities unless  the trade  has been  approved  by the Chief  Executive
                  Officer of the Company and  Securities  Counsel in  accordance with the procedures set forth in Section V.C below.

            5.    No  Insider   may  "tip"  or   disclose   material   nonpublic
                  information   concerning   the  Company  to  any   non-Insider
                  (including  analysts,  individual investors and members of the investment community and news media),  unless required as part
                  of  that   Insider's   regular  duties  for  the  Company  and
                  authorized  by  the   Compliance   Officer  and/or  the  Chief
                  Executive  Officer.  In any instance in which such information is disclosed to outsiders, the Company will take such steps as
                  are   necessary  to  preserve  the   confidentiality   of  the
                  information,  including  requiring  the  outsider  to agree in writing to comply with the terms of this Policy and/or to sign a  confidentiality  agreement.  All inquiries  from  outsiders regarding  material  nonpublic  information  about the Company must be  forwarded  to the  Compliance  Officer  or the  Chief
                  Executive Officer.

            6.    No  Insider  may give  trading  advice  of any kind  about the
                  Company  to  anyone  while   possessing   material   nonpublic
                  information  about the Company,  except that  Insiders  should advise  others not to trade if doing so might  violate the law or this Policy. The Company strongly  discourages all Insiders from giving  trading  advice  concerning  the Company to third parties even when Insiders do not possess  material  nonpublic information about the Company.

            7.    No Insider may trade in any  interest or position  relating to the future price of Company securities, such as a put, call or short sale.

      B.    TRADING BLACKOUT PERIODS

            1.    REGULAR TRADING BLACKOUT PERIODS.  The Company has established four regular trading blackout periods annually.  These periods begin  14  days  prior  to  the  anticipated  date  of  public announcement  of the Company's  results of operations  for the first,  second and third  calendar  quarters  and for the full calendar  year and end at the close of the second full trading day  following the date on which such public  announcement  is made.  The  Compliance  Officer  will  announce  each  regular trading blackout period prior to its  commencement.  The dates of regular trading blackout periods may vary from year to year
                  depending  upon  projected  public   announcement  dates,  but
                  generally such periods will occur in March,  late  April/early
                  May, late July/early August and late October/early November.

            2.    SPECIAL  TRADING  BLACKOUT  PERIODS.  From  time to time,  the
                  Compliance  Officer  may  announce  special  trading  blackout periods.  Such  designation  may specify  the  duration of the period or may require  that  Insiders  refrain from trading in
                  Company  securities  until a  further  announcement  that  the special  trading  blackout  period has ended.  No Insider  may disclose to any non-Insider  that a special  trading  blackout period has been designated.

            3.    ANNOUNCEMENTS  OF TRADING  BLACKOUT  PERIODS.  All regular and special  trading  blackout  periods  and  the  termination  of
                  special  trading   blackout   periods  will  be  announced  by
                  Company-wide electronic mail.

            4.    EXCEPTIONS  FOR  HARDSHIP  AND  EXPIRING  OPTION  CASES.   The
                  Compliance  Officer may, after  consultation  with  Securities
                  Counsel, on a case-by-case basis, authorize trading in Company securities  during a trading  blackout period due to financial or other  hardships or when an Insider's stock option is about to expire,  but only in  accordance  with the  procedures  set forth in Section V.C.

      C.    PROCEDURES FOR APPROVAL

            1.    CLEARANCE  BY  COMPLIANCE  OFFICER.  Each  proposed  trade  in
                  Company securities and each Rule 10b5-1 sales plan proposed to be adopted by an Insider  (referred  to in Section VI) must be approved in writing by the Compliance  Officer.  A request for approval must be submitted in writing in the  applicable  form attached to this  Policy,  either in paper or  electronically.
                  The  request  should be  submitted  as far in  advance  of the proposed  trade/adoption  as  practicable,  but in  any  event should be  submitted  not less than two days in advance of the proposed  trade/adoption.  The Compliance Officer will consult with  Securities  Counsel  as  he/she  believes  necessary  or desirable.

            2.    NO  OBLIGATION  TO  APPROVE  TRADES.   The  existence  of  the
                  foregoing  approval procedure does not in any way obligate the
                  Compliance  Officer to approve any trades or sales plans.  The
                  Compliance  Officer  may  reject any  request in his/her  sole discretion  based  upon  either  or  both of  securities  laws requirements and the Company's business needs.

VI.   SALES UNDER RULE 10B5-1 SALES PLANS

      Anything contained in this Policy to the contrary  notwithstanding,  sales of Company  securities  pursuant  to a sales plan  adopted by an  Insider, which plan conforms to the  requirements of Rule 10b5-1 under the Exchange
      Act and is approved by the Chief Compliance Officer,  shall be exempt from the provisions of this Policy.

VII.  POTENTIAL CIVIL, CRIMINAL AND DISCIPLINARY SANCTIONS

      A.    CIVIL AND CRIMINAL PENALTIES

      The  consequences of prohibited  insider trading or tipping can be severe.
      Persons  violating  insider  trading or tipping  rules may be  required to disgorge the profit made or the loss avoided by the trading,  pay the loss suffered by the person who purchased securities from or sold securities to an insider  tippee,  pay civil penalties up to three times the profit made or loss avoided,  pay a criminal penalty of up to $1 million,  and serve a jail term of up to 10 years.  The Company  and/or the  supervisors  of the person  violating  the rules may also be  required  to pay major  civil or criminal penalties.

      B.    COMPANY DISCIPLINE

      Violation of this Policy or federal or state  insider  trading laws by any director,  officer or employee,  or their family members,  may subject the director to removal and the officer or employee to disciplinary  action by the Company up to and including termination for cause.

      C.    REPORTING OF VIOLATIONS

      Any  Insider  who  violates  this  Policy  or any  federal  or state  laws governing  insider  trading or tipping,  or knows of any such violation by
      any  other  Insiders,   must  report  the  violation  immediately  to  the
      Compliance  Officer.  Upon learning of any such violation,  the Compliance
      Officer, in consultation with Securities  Counsel,  will determine whether the Company should release any material nonpublic information,  or whether the Company  should report the  violation to the SEC or other  appropriate governmental authority.

VIII. INQUIRIES

      Please  direct  all  inquiries  regarding  any  of  the  provisions  of or procedures under this Policy to the Compliance Officer.

                           RECEIPT AND ACKNOWLEDGMENT

I, _________________________, hereby acknowledge that I have received and read a copy of the "FirstPlus  Financial  Group,  Inc. Policy and Procedures  Governing
Sales and Purchases of Company  Securities by Insiders" and agree to comply with its terms. I understand  that  violation of insider  trading laws or regulations may subject me to severe civil and/or criminal penalties,  and that violation of the  terms of the  above-titled  Policy  may  subject  me to  discipline  by the
Company, up to and including termination for cause.

-------------------------------------    ---------------------------------------
Signature                                Date

          APPLICATION AND APPROVAL FOR TRADING BY A FIRSTPLUS FINANCIAL
                              GROUP, INC. INSIDER

Name:
        ------------------------------------------------------------------------

Title:
        ------------------------------------------------------------------------

Proposed Trade Date:
                               -------------------------------------------------

Type of Security to be Traded:
                               -------------------------------------------------

Type of Trade (Purchase/Sale):
                               -------------------------------------------------

Number of Shares to be Traded:
                               -------------------------------------------------

                                  CERTIFICATION

I, ____________________________,  hereby certify that (i) I am not in possession of any "material  nonpublic  information"  concerning the Company (as defined in the Company's  "Policy and Procedures  Governing  Sales and Purchases of Company
Securities  by  Insiders")  and (ii) to the best of my  knowledge,  the proposed trade(s) listed above do(es) not violate trading  restrictions  under securities laws  applicable  to me. I  understand  that if I trade  while  possessing  such information  or  in  violation  of  such  trading  restrictions,  even  if  this application  is  approved,  I may be subject  to severe  civil  and/or  criminal penalties,  and may be subject to  discipline by the Company up to and including termination for cause.

-------------------------------------    ---------------------------------------
Signature                                Date

                               REVIEW AND DECISION

The undersigned hereby certifies that I have reviewed the foregoing  application and ______APPROVE _______PROHIBIT the proposed trade(s).

--------------------------------------------------  ----------------------------
Insider Trading Compliance Officer (or Designee)    Date

        APPLICATION AND APPROVAL FOR ADOPTION OF A RULE 10B5-1 PLAN BY A
                    FIRSTPLUS FINANCIAL GROUP, INC. INSIDER

Name:
        ------------------------------------------------------------------------

Title:
        ------------------------------------------------------------------------

Proposed Plan Adoption Date:
                              --------------------------------------------------

Type of Security to be Traded:
                              --------------------------------------------------

Number of Shares Covered under Plan:
                                     -------------------------------------------

                                  CERTIFICATION

I,  ____________________________,  hereby  certify  that  (i)  attached  to this
Application is a true and correct copy of the Rule 10b5-1 Sales Plan proposed to be  adopted  by  me,  (ii) I am not in  possession  of any  "material  nonpublic information"  concerning  the Company (as defined in the  Company's  "Policy and
Procedures Governing Sales and Purchases of Company Securities by Insiders") and
(iii) to the best of my  knowledge,  adoption  by me of  proposed  Plan does not
violate  trading   restrictions  under  securities  laws  applicable  to  me.  I understand  that if I trade in violation of such trading  restrictions,  even if this  application is approved,  I may be subject to severe civil and/or criminal penalties,  and may be subject to  discipline by the Company up to and including termination for cause.

-------------------------------------    ---------------------------------------
Signature                                Date

                               REVIEW AND DECISION

The  undersigned   hereby   certifies  that  I  have  reviewed  the  foregoing
application and ______APPROVE _______PROHIBIT the proposed Plan.

--------------------------------------------------  ----------------------------
Insider Trading Compliance Officer (or Designee)    Date